                                                                 Exhibit 10.32.3

                                                  HHSC CONTRACT NO. 529-03-036-Q

STATE OF TEXAS

COUNTY OF TRAVIS

                                  AMENDMENT 17
                      TO THE AGREEMENT BETWEEN THE HEALTH &
                            HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                              MEDICAID STAR PROGRAM
                                     IN THE
                          TARRANT SERVICE DELIVERY AREA

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("HMO"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. COPELAND RD. SUITE 200, ARLINGTON, TX 76011. HHSC and CONTRACTOR may be referred to within this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their Agreement as set forth herein.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.

SECTION 1.02 EFFECTIVE DATE.

     Except as specific below, the Effective Date of this Agreement is SEPTEMBER 1, 2005. Upon execution by the parties, the term of this agreement is extended through AUGUST 31, 2006, unless extended or terminated sooner by HHSC, in accordance with this Agreement.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATION TO ARTICLE 3, PLAN ADMINISTRATIVE AND HUMAN RESOURCE REQUIREMENTS

     Article 3, Plan Administrative and Human Resources Requirements, is amended by modifying Section 3.2.1.1 as follows:

               3.2.1.1 HHSC has 15 working days to review the subcontract and recommend any suggestions or required changes. If HHSC has not responded to HMO by the fifteenth day, HMO may execute the subcontract. HHSC reserves the right to request HMO to modify any subcontract that has been deemed approved. For SFY 2006, all current non-provider management and administrative subcontracts valued at $100,000 or more per year must be resubmitted to HHSC for review and approval. These subcontracts must be submitted to HHSC by September 30, 2005. HHSC approvals will be completed by November 30, 2005. HHSC reserves the right to request HMO to modify any subcontract that has been executed and/or approved.

SECTION 2.02 MODIFICATION TO ARTICLE 6, SCOPE OF SERVICES

     Article 6, Scope of Services, is amended by modifying Section 6.1.5.2, as follows:

               6.1.6.2 Value-added services can only be added or removed by written amendment of this contract one time per fiscal year to be effective September 1 of the fiscal year, except when services are amended by HHSC during the fiscal year. HMO cannot include a value-added service in any material distributed to Members or prospective Members until this contract has been amended to include that value-added service.

SECTION 2.03 MODIFICATION TO ARTICLE 12, REPORTING REQUIREMENTS

     Article 12, Reporting Requirements, is amended by modifying Section 12.1.4 as follows:

               12.1.4 Final MCFS Reports. HMO must file two final MCFS Reports for each of the following:

                    -    The initial two-year contract period (SFY 2000-2001),

                    -    The first one-year contract extension period (SFY
                         2002),

                    -    The second one-year contract extension period (SFY
                         2003), and

                    -    All subsequent one-year contract extension periods.

               The first final report must reflect expenses incurred during each contract period and paid through the 90th day after the end of the contract period. The first final report must be filed on or before the 120th day after the end of each contract period. The second final report must reflect expenses incurred during each contract period and paid through the 334th day after the end of the contract period. The second final report must be filed on or before the 365th day after the end of each contract period.

SECTION 2.04 MODIFICATION TO ARTICLE 12, REPORTING REQUIREMENTS

     Article 12, Reporting Requirements, is amended by modifying Section 12.1 as follows:

               12.1.6 Affiliate Report. HMO must submit an Affiliate Report to HHSC if this information has changed since the last report was submitted. For SFY 2006, HMO must submit an affiliate report to HHSC, regardless of whether or not the information has changed, by September 30, 2005. The report must contain the following information:

               12.1.6.1 A listing of all Affiliates; and

               12.1.6.2 A schedule of all transactions with Affiliates which, under the provisions of this Contract, will be allowable as expenses in Part 1 of the MCFS Report for services provided to HMO by the Affiliates for the prior approval of HHSC. Include financial terms, a detailed description of the services to be provided, and an estimated amount, which will be incurred by HMO for such services during the Contract period.

SECTION 2.05 MODIFICATION TO ARTICLE 12, REPORTING REQUIREMENTS

     Article 12, Reporting Requirements, is amended by modifying Section 12.2 as follows:

               12.2.11 Information or data, including complete and accurate encounter data, as requested by HHSC for rate-setting purposes, must be provided to HHSC: (1) within thirty (30) days of receipt of the letter from HHSC requesting the information or data; and (2) no later than March 31st of each year.

SECTION 2.06 MODIFICATION TO ARTICLE 12, REPORTING REQUIREMENTS

     Article 12, Reporting Requirements, is amended by adding Section 12.16 as follows:

               12.16 HMO Agreements with Third Parties

               a) An agreement between HMO and a third party (including affiliates or other related entities) whereby the third party receives all or a portion of the Capitation Payment or other payment made to HMO, pursuant to or related to the execution of this contract, must be in writing.

               b) An agreement between HMO and a third party (including affiliates or other related entities) whereby the third party receives payment or other consideration (whether a lump sum or series of payments or services) totaling $10,000 or more in any fiscal year, pursuant to or related to the execution of this contract, must be in writing.

               c) All agreements described in subsections (a) and (b) must show the dollar amount, the percentage of money, or the value of any consideration that is being paid to the third party.

               d) All agreements whereby HMO receives rebates, recoupments, discounts, payments, or other consideration from a third party (including affiliates or other related entities), pursuant to or related to the execution of this contract, must be in writing.

               e) All agreements described in subsection (d) must show the dollar amount, the percentage of money, or the value of any consideration that HMO is receiving from the third party.

               f) Copies of agreements described in subsections (a), (b), and
          (d) valued at less than $100,000 for the fiscal year must be maintained and available for review by HHSC.

               g) Copies of agreements described in subsections (a), (b), and
          (d) valued at $100,000 or more for the fiscal year must be submitted to HHSC by September 30, 2005. Copies of agreements that are entered into after the effective date of this contract must be submitted to HHSC no later than 30 days prior to the date of execution of the agreement. Copies must be submitted by mail to the address in Section 12.15.4.

               h) This section shall not apply to those agreements that are covered under Section 3.2 (Non-Provider Subcontracts) or Section 7.2 (Provider Contracts).

SECTION 2.07 MODIFICATION OF ARTICLE 13, PAYMENT PROVISIONS

     Article 13, Payment Provisions, is amended by modifying Section 13.1.1, as follows:

               13.1.1 HHSC will reimburse HMO based on a fixed monthly Capitation Rate for each enrolled Member. Capitation Rates for each HMO may vary by Service Area and HMO. HHSC and/or contracted actuaries will perform data analysis and calculate the Capitation Rates for each Rate Period. HMO will be required to provide in a timely manner financial and statistical information necessary in the capitation rate determination process. Encounter data provided by HMO must conform to all HHSC requirements. Encounter data containing non-compliant information, including, but not limited to, inaccurate Medicaid client identification numbers, inaccurate provider identification numbers, or diagnosis or procedure codes insufficient to adequately describe the diagnosis or medical procedure performed, will not be considered in the HMO's experience for rate-setting purposes.

               The monthly Capitation Rate will consist of the following components:

               1.   cost to cover the health care services

               2.   cost of administering the program,; and

               3.   allowance for risk.

SECTION 2.08 MODIFICATION OF ARTICLE 13, PAYMENT PROVISIONS

     Article 13, Payment Provisions, is amended by modifying Section 13.1.2, as follows:

               13.1.2 The monthly capitation amounts and the Delivery Supplemental Payment (DSP) amount, effective as of September 1, 2005, are listed below.

              SDA RISK                       MONTHLY
                GROUP                  CAPITATION AMOUNTS
              ---------                ------------------
TANF Children (> 1 year of age)              $ 74.73
TANF Children (< 1 year of age)              $324.06
TANF Adults                                  $238.18
Pregnant Women                               $318.23
Newborns (up to 12 Months of Age)            $465.19
Expansion Children (> 1 year of Age)         $ 69.77
Expansion Children (< 1 year of age)         $372.08
Federal Mandate Children                     $ 78.20
Disabled/Blind Administration                $ 14.00

               Delivery Supplemental Payment. A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO as provided below in the following amount: $3,535.64.

SECTION 2.09 MODIFICATION OF ARTICLE 19, TERM

     Article 19, Term, is amended by modifying Section 19.1, as follows:

               19.1 The effective date of this contract is August 31, 1999. The contract and all amendments thereto will terminate on August 31, 2006, unless extended or terminated earlier as provided for elsewhere in this contract.

SECTION 2.10 Modification to Appendix 1, Managed Care Financial-Statistical
Report

     Appendix I, Managed Care Financial Statistical Report, is deleted in its entirety and replaced with Appendix I as attached to this Agreement.

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

AMERIGROUP TEXAS, INC.                  HEALTH & HUMAN SERVICES COMMISSION


By: /s/ Fred Dunlap                     By: /s/ C E Bell M O for
    ---------------------------------       ------------------------------------
    Fred Dunlap                             Albert Hawkins
    Senior Vice President,                  Executive Commissioner
    Health Plan Operations

Date: 8/4/05                            Date: 8/23/05

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

OBJECTIVE

All MCOs contracting with the State of Texas to arrange for or to provide healthcare to enrollees in the STAR Program must submit STAR MCO FSRs for each Service Delivery Area (SDA) in accordance with the Contract for Services between HHSC and MCO and in accordance with the instructions below.

The MCO must also submit Delegated Network (DN) FSRs for each entity in each SDA with which the MCO subcontracts the responsibility to arrange for or to provide healthcare services to STAR Program enrollees in accordance with the STAR Program DN FSR Instructions for Completion. DN FSR reporting is not required for "global" capitation related to dental, vision, or behavioral health services.

GENERAL

All STAR MCO FSRs must be completed using the locked Microsoft Excel template provided by HHSC. Data integrity is critical to the automated compilation of the data. Do not alter the file name, sheet names, existing cell locations, or formatting of the data in the file and sheets. Do not add or delete any columns or rows. ANY DEVIATIONS FROM THE LOCKED TEMPLATE WILL RENDER THE FSR UNREADABLE BY THE SOFTWARE APPLICATION AND THEREFORE UNACCEPTABLE TO HHSC.

All shaded data fields in the FSR represent fields where data input is required. All data fields not shaded represents referenced data or calculations. All line numbers in these instructions refer to the line numbers in column A on each worksheet.

The following note is included on all FSR pages "NOTE: REPORTING IS ON AN INCURRED BASIS. ALL PRIOR MONTHS' DATA MUST BE UPDATED TO REFLECT EACH REPORTED MONTH ON AN INCURRED BASIS, INCLUDING REVISED MONTHLY IBNR ESTIMATES." Member months data must also be updated in accordance with information provided by the enrollment broker.

FSR PAGE HEADERS

Enter the following information on Part 1. All other page headers are referenced from Part 1.

Organization:      The MCO's official name in Texas, e.g., Amerigroup Texas, Inc.
Service Area:      Bexar, Dallas, El Paso, Harris, Lubbock, Nueces, Tarrant, or Travis
Submission Date:   Month, day and year, e.g., December 31, 2002
Submission Type:   Quarterly; Year End + 90 Days; Year End + 334 Days
Accrual Date:      Month, day and year, e.g., November 30, 2002

The Accrual Date is the last day of the last month included in the period reported, and that Accrual Date relates to all months reported in the MCO FSR.

PART 1: SUMMARY INCOME STATEMENTS, ALL COVERAGE GROUPS COMBINED - PAGE 1

Line 1 Total Member Months Referenced from Part 3, Line 31 Total Member Months.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 2 Premiums (HHSC Capitation) Referenced from Part 3, Line 10 Total
Premiums.

Line 3 Delivery Supplemental Payments Referenced from Part 3.3 DSP Input, Line
4.

Line 4 Investment Income Enter all interest and dividend income resulting from investment of funds received from the State and Federal Governments under the Managed Care Contract.

Line 5 Other Revenue Enter any and all income generated from the STAR Medicaid Program other than Premiums (HHSC Capitation), Delivery Supplemental Payments
(DSPs), and Investment Income.

Examples of Other Revenue items are:

-    Any funds received from HHSC other than HHSC Capitation and/or DSPs.

- Invoiced Third Party Administration (TPA) Fees for services rendered to Delegated Networks and/or other organizations that relate to the STAR Medicaid Program.

Line 6 Total Revenues Calculated as the sum of Line 2 Premiums, Line 3 Delivery Supplemental Payments, Line 4 Investment Income, and Line 5 Other Revenue.

Line 7 Medical Expenses, Capitated Services, Single Service Referenced from Part 4, Line 16 Total Single Service Capitation.

Line 8 Medical Expenses, Capitated Services, Delegated Networks Referenced from
Part 4, Line 18 Total Delegated Networks.

Line 9 Medical Expenses, Fee-For-Service Calculated as Line 11 Total Medical Expenses minus the sum of Line 7 Single Service, Line 8 Delegated Networks, and Line 10 IBNR Accrual.

Line 10 Medical Expenses, IBNR Accrual Referenced from Part 4, Line 13 Incurred But Not Reported.

Line 11 Total Medical Expenses Referenced from Part 4, Line 15 Total Medical Expenses.

Line 12 Total Administrative Expenses Referenced from Part 5, Line 21 Total Administrative Expenses.

Line 13 Total Expenses Calculated as the sum of Line 11 Total Medical Expenses and Line 12 Total Administrative Expenses.

Line 14 Net Income Before Taxes Calculated as Line 6 Total Revenues minus Line 13 Total Expenses.

Line 15% of Medical Expense to Premiums and DSPs Calculated as Line 11 Total Medical Expenses divided by the sum of Line 2 Premiums and Line 3 Delivery Supplemental Payments.

Line 16% of Administrative Cost to Premiums Calculated as Line 12 Total Administrative Expenses divided by the sum of Line 2 Premiums and Line 13 Delivery Supplemental Payments.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 17% of Net Income to Total Revenues Calculated as Line 14 Net Income Before Taxes divided by Line 6 Total Revenues.

Line 18 Performance Assessment Enter the amount of at-risk premium assessed due to sub-standard performance as a negative amount in the YTD column.

Line 19 Quality Challenge Award Enter the amount of Quality Challenge Award earned as a positive amount in the YTD column.

Line 20 Liquidated Damages Enter the amount of liquidated damages paid to the State as a negative amount in the column of the month paid.

PART 2: STATISTICAL SUMMARY, ALL COVERAGE GROUPS COMBINED - PAGE 2

Line 1 Member Months Referenced from Part 3, Line 31 Total Member Months.

Lines 2 through 7 are $PMPM

Line 2 Premiums (Excludes Disabled/Blind) Referenced from Part 3, Line 21.

Line 3 Medical Expenses (Excludes Deliveries) Calculated as the difference between Part 4, Line 15 Total Medical Expenses and Part 3.3 DSP Input, Line 24 Total Delivery Expenses divided by Part 3, Line 31 Total Member Months less Part 3, Line 30 Disabled/Blind Administration.

Line 4 Premiums > Medical Expenses Calculated as the difference between Line 2 and Line 3.

Line 5 Delivery Supplemental Payments (DSPs) Referenced from Part 3.3 DSP Input Line 18.

Line 6 Delivery Expenses Calculated as Part 3.3 DSP Input, Line 24 Total Delivery Expenses divided by the sum of Part 3 Member Months for appropriate coverage groups on Lines 22, 24, 25, 27, and 29, TANF Children, TANF Adult, Pregnant Women, Expansion Children, Federal Mandate Children.

Line 7 DSPs > Delivery Expenses Calculated as the difference between Line 5 and Line 6.

Line 8 Average Cost per Delivery Referenced from Part 3.3 DSP Input Line 27.

Lines 9 through 11 are Medical Loss Ratios (MLR).

Line 9 MLR Excluding Deliveries Calculated as Part 4 Line 15 Total Medical Expenses excluding Part 3.3 DSP Input Line 24 Total Delivery Expenses divided by
Part 3 Line 10 Total Premiums excluding Part-3 Line 9 Disabled/Blind Administration.

Line 10 Deliveries Only Calculated as Part 3.3 DSP Input Line 24 Total Delivery Expenses divided by Part 3.3 DSP Input Line 4 Total DSPs.

Line 11 MLR Including Deliveries Referenced from Part 3.1 Line 58 Total Medical Loss Ratio.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 12 Paid Medical Expenses Completion Factors Calculated as the difference between Part 4 Line 15 Total Medical Expenses and Part 4 Line 13 Incurred But Not Reported divided by Part 4 Line 15.

PART 3: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - PREMIUMS AND ENROLLMENT - PAGE
3

Lines 1 through 9 Premiums Calculated. Each cell in this matrix is the product of the corresponding capitation rate in the matrix of Lines 11 through 20 and the corresponding member months in the matrix of Lines 22 through 30.

Line 10 Total Premiums Calculated as the sum of Lines 1 through 9.

Lines 11 through 19 Premium $PMPM Enter each coverage group's capitation rate applicable to each month. HHSC CAPITATION RATES MAY CHANGE DURING THE CONTRACT PERIOD.

Line 20 Total Premiums $PMPM Calculated as Line 10 Total Premiums divided by Line 31 Total Member Months.

Line 21 Total Premium (Excl. Disabled/Blind) Calculated as Line 10 Total Premiums excluding Line 9 Disabled/Blind Administration divided by Line 31 Total Member Months excluding Line 30 Disabled/Blind Administration.

Lines 22 through 30 Member Months Enter the member months based on the Recipient Month Distribution By Risk Group included with the Purchase Voucher Supplement that supports the monthly HHSC capitation payments to the MCO. The Recipient Month Distribution By Risk Group identifies the member months by risk group by eligible months.

Line 31 Total Member Months Calculated as the sum of Lines 22 through 30.

PART 3.1: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - TOTAL MEDICAL EXPENSE AND MEDICAL LOSS RATIOS - PAGE 4

Lines 32 through 39 Total Medical Expense Referenced from the corresponding cells in the four matrices on the Part 3.2 MedExpInput worksheet. The medical expenses reported in the cells at Lines 32 through 39 include the MCO-paid claims, paid single service capitation and delegated network, and paid reinsurance premiums, net of collected reinsurance recoveries, and incurred but not reported.

Line 40 Total Medical Expense Calculated as the sum of Lines 32 through 39. If
Part 3.1, Line 40 does not equal Part 4, Line 15, the cell will display "Not Balanced." The unnumbered line above line 40 may be used to enter a rounding/adjustment number to facilitate the balancing. The rounding/adjustment number should be an immaterial amount.

Lines 41 through 48 Medical Expense $PMPM Calculated as Total Medical Expense for each coverage group as reported on Lines 32 through 39 divided by the corresponding Member Months for each coverage group as reported on Part 3, Lines 22 through 29.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 49 Total Medical Expense $PMPM Calculated as Line 40 Total Medical Expense divided by Part 3, Line 31 Total Member Months excluding Part 3, Line 30 Disabled/Blind Administration.

Lines 50 through 57 Medical Loss Ratios Calculated. Each cell in this matrix is calculated as follows:

- The numerator is Total Medical Expense from the matrix on Lines 32 through 39.

- The denominator is Premium from the matrix on Part 3, Lines 1 through 8 plus the Delivery Supplemental Payments for the eligible coverage groups. The DSPs are equal to Part 3.3 DSP Input, Line 1 Contracted DSP Amount multiplied by the corresponding Number of DSPs on Part 3.3 DSP Input, Lines 5 through 9, plus an allocation of Line 10 Incurred But DSP Not Received. The allocation of Line 10 is based on the ratio of each coverage group's number of DSPs relative to the total number of DSPs reported on Lines 5 through 9.

Line 58 Total Medical Loss Ratio Calculated as Line 40 Total Medical Expenses divided by the sum of Part 3 Line 10 Total Premiums excluding Line 9 Disabled/Blind Administration plus Part 3.3 DSP Input Line 4 Total Delivery Supplemental Payments.

PART 3.2: TOTAL MEDICAL EXPENSES INPUT WORKSHEET - BY COVERAGE GROUPS - PAGE 5

Lines 32 through 39 Paid Claims Input Enter MCO-paid claims by coverage groups as incurred, i.e., by the month during which the services were rendered. Include any incentives paid directly to physicians (not networks) as reported on Part 4 Line 14.

Line 40 Total Paid Claims Input Calculated as the sum of Lines 32 though 39.

Lines 32 through 39 Paid Single Service Capitation and Delegated Network Input Enter the single service capitation and delegated network payments by coverage groups by the service months covered by the capitation payments. Include any Network Risk Retention/(Loss) as reported on Part 4 Line 14 as a delegated network cost.

Line 40 Total Paid Capitation Input Calculated as the sum of Lines 32 though 39.

Lines 32 through 39 Paid Reinsurance Premiums, Net of Collected Reinsurance Recoveries Input Enter the paid reinsurance premiums, net of collected reinsurance recoveries specific to each coverage group by the months the reinsurance coverage was effective. Collected Reinsurance Recoveries are reported by the appropriate coverage group and by the incurred month of the services to which the recoveries relate. See Part 4 Lines 11 and 12.

Line 40 Total Net Reinsurance Input Calculated as the sum of Lines 32 though 39.

Lines 32 through 39 IBNR Input Enter the MCO's Incurred But Not Reported estimate by coverage group. See Part 4 Line 13.

Line 40 Total IBNR Calculated as the sum of Lines 32 though 39.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

PART 3.3: DELIVERY SUPPLEMENTAL PAYMENTS AND DELIVERY EXPENSES - PAGE 6

Line 1 Contracted DSP Amount Enter the DSP rate applicable to each month. Note that HHSC DSP rates may change during the contract period.

Delivery Supplemental Payments ($)

Line 2 DSPs Received by MCO Calculated as the sum of Lines 5 through 9 multiplied by Line 1 Contracted DSP Amount.

Line 3 Incurred But DSP Not Received Calculated as the product of Line 1 and Line 10.

Line 4 Total DSPs Calculated as the sum of Line 2 and Line 3.

Lines 5 through 9 Number of Deliveries Enter the sum of the delivery counts from
(1) the accepted DSP records in the monthly DSP submission files, (2) the accepted DSP records that were previously rejected by file edit 102, and (3) the accepted appealed DSP records; reported by coverage groups and incurred months.

Line 10 Incurred But DSP Not Received Enter the difference between the total number of facility delivery discharges based on the IBNR Plan and the sum of Lines 5 through 9.

Line 11 Total Number of Deliveries Calculated as the sum of Lines 5 through 10.

Lines 12 through 16. DSP $PMPM Calculated as the product of Line 1 Contracted DSP Amount and each corresponding cell on Lines 5 through 9, divided by the corresponding Member Months at Part 3, Lines 22, 24, 25, 27, and 29.

Line 17 Incurred But DSP Not Received Calculated as Line 3 Incurred But DSP Not Received divided by the sum of Member Months at Part 3, Lines 22, 24, 25, 27, and 29.

Line 18 Total DSP $PMPM Calculated as Line 4 Total DSPs divided by the sum of Member Months at Part 3, Lines 22, 24, 25, 27, and 29.

Line 19 Paid Claims Calculated as the sum of Lines 5 through 9.

Line 20 Incurred But Not Paid Referenced from Line 10.

Line 21 Total Number of Deliveries Incurred Calculated as sum of Line 19 and Line 20.

Line 22 Paid Claims Referenced from Part 4, Line 18 Total Delivery Expenses.

Line 23 Incurred But Not Paid Enter the unpaid expenses for incurred delivery services based on the MCO's IBNR Plan and the number of incurred deliveries reported on Line 10. Include unpaid delivery expenses incurred by the MCO's delegated networks.

Line 24 Total Delivery Expenses Calculated as the sum of Line 22 and Line 23.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 25 Average Cost Per Delivery, Paid Claims Calculated as Line 22 Delivery Expenses, Paid Claims divided by Line 19 Number of Deliveries Incurred, Paid Claims.

Line 26 Average Cost per Delivery Incurred But Not Paid Calculated as Line 23 Delivery Expenses Incurred But Not Paid divided by Line 20 Number of Deliveries Incurred But Not Paid.

Line 27 Average Cost per Delivery Calculated as Line 24 Total Delivery Expenses divided by Lines 21 Total Number of Deliveries Incurred.

PART 4: TOTAL MEDICAL EXPENSES, ALL COVERAGE GROUPS COMBINED - PAGE 7

Line 1 Physician Services, Primary Care Enter all paid expenses related to the medical care provided to a member-patient by a physician (M.D. and D.O.) upon first contact with the health care system for treatment of an illness or injury before referral. The PCP performs or directs the performance of primary care services which include, but are not limited to, case management, consultations, family planning, emergency room visits, inpatient visits, maternity care services, office visits, preventive care services, dispensing or prescribing medical supplies and Pharmaceuticals, authorizing referrals to specialists, etc.

Under the Texas Medicaid Managed Care Program, all members are required to have a primary care physician (PCP) when enrolling in a MCO. For expenses to be classified as PCP services, the performing provider at 24K on a CMS-1500 claim must be the member-patient's assigned PCP, and the services do not represent Deliveries - Professional Component. The total amount paid covering all charges on a CMS-1500 claim is classified as PCP expense when the performing provider is the member-patient's PCP.

Line 2 Physician Services, Specialist Enter all paid expenses related to the medical care provided to a patient by a physician (M.D. and D.O.) whose practice is limited to a particular branch of medicine or surgery, e.g., cardiology or radiology, in which a physician specializes and/or is certified by a board of physicians. Generally, a member-patient must have a referral authorized by his/her assigned PCP to receive services from a specialist.

For expenses to be classified as Specialist Physician Services, the performing provider identified at 24K on a CMS-1500 claim must be a physician who is not the member-patient's assigned PCP, and the services do not represent Deliveries
- Professional Component. The total amount paid covering all charges on a CMS-1500 claim is classified as Specialist Physician Services when the performing provider is a physician who is not the member-patient's PCP.

Line 3 Physician Services, Deliveries - Professional Component Enter paid expenses for the services of the delivering physician and the anesthesiologist, unless they are billed as part of the facility charge. Only the delivering physician and the anesthesiologist charges are included on Line 3, as they are the only charges included in the professional component of the DSP. Only those amounts paid for charges on a CMS-1500 claim identified with Delivery CPT Codes (and the HCPCS Codes with Modifiers for the FQHCs and RHCs) are classified as Delivery - Professional Component. All other amounts paid for charges on the same CMS-1500 claim that are not identified with Delivery Procedure Codes are classified as PCP or Specialist based on the criteria at Lines 1 and 2, respectively.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 4 Non-Physician Professional Services Enter all paid expenses for medical care provided by non-physician, healthcare services providers. These include, but are not limited to, audiologists, chiropractors, counselors, dentists, home health aides, licensed vocational nurses, occupational therapists, opticians, optometrists, physical therapists, psychologists, registered nurses, respiratory therapists, social workers, speech therapists, etc.

The total amount paid covering all charges on a CMS-1500 claim is classified as Non-Physician Professional Services when the performing provider at 24K is a non-physician, healthcare services provider. DN FSR reporting is not required for "global" capitation related to dental or vision health services.

Line 5 Emergency Room Services Enter all paid expenses incurred during an encounter in an emergency room, i.e., the section of a healthcare facility intended to provide rapid treatment for victims of sudden illness or trauma. Includes the costs of the emergency room equipment, facility usage, staff, and supplies.

The costs of emergency department ancillary services including laboratory services, radiology services, respiratory therapy services, and diagnostic studies, such as EKGs, CT scans, and supplies are also included on Line 5. Excludes any non-staff, attending or consulting physician; billed separately as PCP and/or specialist services. The total amount paid by the MCO or DN covering all charges on a UB 92 claim that are incurred during an emergency room encounter are classified as Emergency Room Services. Any amount(s) paid for any charges on a UB 92 claim that include emergency room services that were incurred on a different service date than the emergency room encounter are classified as Outpatient Facility Services, unless they represent (an) additional emergency room encounter(s).

Line 6 Outpatient Facility Services Enter all paid expenses for services rendered to a member-patient that remains in a hospital based or freestanding facility, such as an ambulatory surgical center, for less than 24 consecutive hours and the member-patient is discharged from an outpatient status, except for emergency room services.

Outpatient facility services include, but are not limited to, the following items and services performed on an outpatient basis in a hospital based or freestanding facility:

-    Observation, operating, and recovery room charges

-    Surgical operations or procedures, day surgery

-    Laboratory, nuclear medicine, pathology, and radiological services

- Diagnostic, therapeutic, and rehabilitative clinic and/or treatment services

-    Injections, drugs, and medical supplies

-    All medically necessary services and supplies ordered by a physician.

Excludes any non-staff, attending or consulting physician; billed separately as PCP or specialist services. The total amount paid covering all charges on a UB-92 claim is classified as Outpatient Facility Services if the Type of Bill indicates the claim is for outpatient facility services, and there are no emergency room charges included.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 7 Inpatient Facility Services, Medical/Surgical Enter all paid expenses for acute care facilities covering inpatient services for medical/surgical stays, intensive care units (ICUs), cardiac/coronary care units (CCUs), burn units, cancer treatment centers, etc. Also includes the expenses of non-acute care inpatient services rendered at extended care/skilled nursing facilities.

Inpatient medical/surgical services include, but are not limited to, the following items and services performed on an inpatient basis:

- Bed and board in semiprivate accommodations or in an intensive care or coronary care unit including meals, special diets, and general nursing services; and an allowance for bed and board in private accommodations including meals, special diets, and general nursing services up to the hospital's charge for its most prevalent semiprivate accommodations.

- Whole blood and packed red cells reasonable and necessary for treatment of illness or injury.

- Newborn care including routine care and specialized nursery care for newborns with specific problems.

- Other inpatient services include organ/tissue transplant services and rehabilitation services.

-    All medically necessary services and supplies ordered by a physician.

The total amount paid covering all charges on a UB-92 claim is classified as Inpatient Facility Services if the Type of Bill indicates the claim is for inpatient facility services, and there are no delivery charges included.

Line 8 Inpatient Facility Services, Deliveries - Facility Component Enter paid expenses of all delivery services and supplies provided by the facility where the birth takes place, except for the Professional Component. Only those amount(s) paid for charges on a UB-92 claim identified with Delivery ICD-9 Codes are classified as Delivery - Facility Component. Any amount(s) paid for any charges on the same UB-92 inpatient claim that are not identified with Delivery ICD-9 Codes are classified as Inpatient Facility Services - Medical/Surgical.

Line 9 Behavioral Health Services Enter all paid expenses incurred for inpatient and outpatient mental health services and inpatient and outpatient chemical dependency services including both treatment and detoxification of alcohol and substance abuse. Only those amount(s) paid for charges on a CMS-1500 or UB-92 claim identified with Behavioral Health Services ICD-9 and/or Revenue Codes are classified as Behavioral Health Services. Any amount(s) paid for any charges on the same CMS-1500 or UB-92 claim that are not identified with Behavioral Health Services ICD-9 and/or Revenue Codes should be classified in the appropriate medical expense classification. DN FSR reporting is not required for "global" capitation related to behavioral health services.

Line 10 Other Medical Services Enter all paid expenses of all medical services and supplies rendered that are not classified in any of the medical expense classifications above. Other Medical Expenses include, but are not limited to, ambulance services and durable medical equipment (DME), oxygen, and other medical supplies obtained directly from these suppliers, i.e., not obtained incidental to physician, non-physician professional, or facility encounters. The total amount paid covering all charges on a CMS-1500 claim is classified as Other Medical Services.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 11 Reinsurance Premiums Enter paid expenses to obtain reinsurance coverage from reinsurance companies that assume all or part of the financial risks associated with catastrophic medical expenses that could, otherwise, be ruinous to the MCO. Also termed Premiums Ceded for Reinsurance. Offset any reinsurance premiums collected for any reinsurance risks assumed.

Line 12 Reinsurance Recoveries Enter any and all return of funds or recovery of paid losses that have been collected from reinsurers associated with a particular case where catastrophic medical expenses have been incurred. Offset any reinsurance recoveries paid for reinsurance risks assumed. Reinsurance Recoveries are recorded in the month(s) in which the healthcare services were rendered to which the recoveries relate.

Line 13 Incurred But Not Reported Enter the total medical expenses accrual based on the MCO's IBNR Plan, which includes:

-    Reported claims in process for adjudication,

-    An estimated expense of the incurred but not reported healthcare services,

-    Amounts withheld from paid claims and capitations,

-    Any capitation payable to providers, and

- Any reinsurance payable to reinsurers for ceded risk, net of any reinsurance receivable for assumed risk.

The IBNR medical expenses accrual is an estimate of the expected healthcare expenses incurred but not paid based on claims lag schedules and completion factors, as well as, any counts of services rendered but not billed, e.g., pre-authorized hospital days. Any major change in the claims processing function that was not in effect during the period of time covered by the lag schedules could materially impact the estimated IBNR accrual; hence, actuarial judgment and adjustment may sometimes be needed.

NOTE: NO IBNR SHOULD BE REPORTED ON THE SECOND FINAL FSR REFLECTING EXPENSES PAID THROUGH THE 334TH DAY AFTER THE END OF THE CONTRACT PERIOD.

Line 14 Incentives and/or Network Risk Retention

     1. Enter any incentives paid directly to physicians, i.e., bonuses paid based on quality compliance measures.

And/Or

     2.   Enter the total difference (total balancing amount) between:

          - The sum of the total "global" capitation and other payments paid to all DNs by the MCO reported in the appropriate months to which the capitation applies, and

          - The sum of the total paid claims, total paid single service capitation, and total IBNR medical expense accruals of all DNs for all healthcare services covered by the "global" capitation payments paid to the DNs by the MCO reported in the months in which the services are rendered.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 15 Total Medical Expenses Calculated as the sum of Lines 1 through 14.

Included in Total Medical Above:

Line 16 Total Single Service Capitation Enter the total single service capitation paid to providers that do not pay claims to other providers from the capitation payments received. The single service capitation provider does not assume risks beyond a single medical expense classification that the provider agrees to perform in return for the capitation.

Line 17 Total Delegated Networks Enter the total "global" capitation paid to subcontracted IPAs in which the "global" capitation is the funding source for paying claims for healthcare services performed by an integrated delivery system under contract with the IPA specific to each Texas Medicaid SDA. The Delegated Network assumes risks pertaining to the adequacy of the "global" capitation relative to the paid claims for healthcare services classified in more than one medical expense category. Include Network Risk Retention/(Loss) as a delegated network cost (see Line 14).

Line 18 Total Delivery Expenses Calculated as the sum of Line 3 and Line 8 above.

Line 19 Total Related Party Expenses Enter the total medical expenses paid to any companies affiliated with the MCO through common ownership for providing healthcare services in support of the Texas Medicaid SDA operations of the MCO.

Line 20 Not Included in Total Medical Above, Total Value Added Services Enter the expenses paid by the MCO or its DN for healthcare services to Medicaid enrollees that are not covered under the HHSC Capitation nor reimbursed by HHSC. These expenses are the financial responsibility of the MCO and/or its DN. They are not included in Total Medical Expenses in the MCO FSR nor DN FSR, and represent a reconciling item between the HHSC and TDI reportings. The specific Value Added Services are included in the Contract for Services between HHSC and MCO.

PART 5: TOTAL ADMINISTRATIVE EXPENSES, ALL COVERAGE GROUPS COMBINED - PAGE 8

See APPENDIX L, COST PRINCIPLES FOR ADMINISTRATIVE EXPENSES for allowable administrative expenses. Include only administrative expenses that are directly or indirectly in support of the Texas Medicaid service delivery area operations of the MCO. For all expenses other than depreciation, include only paid administrative expenses in the Final FSR.

Enter the appropriate amounts on the following lines:

Line 1 Salaries, Wages, and Other Benefits

Line 2 Employee Bonuses and Commissions

Line 3 Payroll Taxes

Line 4 Legal Fees and Expenses

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 5 Auditing, Actuarial, and Other Consulting

Line 6 Travel Expenses

Line 7 Marketing and Advertising

Line 8 Postage, Express, and Telephone

Line 9 Printing and Office Supplies

Line 10 Space Rental

Line 11 Utilities and Maintenance

Line 12 Building Depreciation

Line 13 Equipment Depreciation

Line 14 Equipment Rental

Line 15 Outsourced Services (EDP, Claims, etc.)

Line 16 Insurance, Except on Real Estate Excludes Reinsurance Premiums.

Line 17 Premium Tax

Line 18 Regulatory Authority Licenses and Fees

Line 19 Affiliated Company Allocations/Charges Enter that portion of any affiliated company management fees and/or other allocations/charges incurred by the affiliate on behalf of the MCO that are charged to the Texas Medicaid SDA operations, which are not allocable to Lines 1 through 18.

An MCO paying any management fees to an affiliated company must allocate the costs to the appropriate administrative expense classifications as if the costs had been paid directly by the MCO. The MCO may estimate these expense allocations based on a formula or other reasonable basis and should use the method chosen consistently from year to year, as applicable.

Affiliated company management fees, or any portion thereof, are not to be reported on Line 20 Other Expenses.

Line 20 Other Expenses Enter the total of all other expenses not specifically identified in any of the above administrative expense classifications. Include that portion of any non-affiliated management fees that are charged to the Texas Medicaid operations, which are not allocable to Lines 1 through 18. Non-affiliated company management fees, or any portion thereof, are not to be reported on Line 19 Affiliate Company Allocations/Charges.

Line 21 Total Administrative Expenses Calculated as the sum of Lines 1 through
20.

                                   APPENDIX I
                                STAR MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Included in Total Administrative Above:

Line 22 Total Management Fees Enter the total management and/or other similar fees, paid or payable to either affiliates and/or non-affiliates for the management and/or administration of all or part of the MCO's operations. Refer to Line 19 for allocation of affiliate management fees, and Line 20 for allocation of non-affiliate management fees.

Line 23 Total Related Party Expenses Enter the total administrative expenses paid or payable to any companies affiliated with the MCO through common ownership for goods and/or services.

Line 24 Total Administrative Expenses Accrual Enter the total accrual for administrative expenses payable for goods and services received but not paid for as of the end of the period reported in the FSR. Accruals for administrative expenses reported on Line 24 in a previously submitted FSR that have been paid should be reported as zero (0) in the subsequent FSR.

Not Included in Total Administrative Above

Line 25 Allowable Pre-implementation Costs Enter the Pre-implementation Costs that are allowable expenses to the initial contract period only, and are costs incurred between signing the initial contract and the implementation date of the contract.

These costs are excluded from Administrative Expenses, but are taken into account in calculating the first contract period Experience Rebate. If the MCO does not have a profit in the first contract period, these costs are a moot point. If the MCO has a profit, the Pre-implementation Costs are subtracted from the Net Income Before Taxes before applying the experience rebate calculations.

                                   APPENDIX I:
                  STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:
SERVICE AREA:
SUBMISSION DATE:
SUBMISSION TYPE:
ACCRUAL DATE:

PART 1: SUMMARY INCOME STATEMENTS (DOLLARS). ALL COVERAGE GROUPS COMBINED

Incurred Months:             Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
1  Total Member Months            0       0       0       0       0       0       0       0       0       0       0       0       0
   Revenues:
2  Premiums (HHSC
      Capitation)                 0       0       0       0       0       0       0       0       0       0       0       0       0
3  Delivery Supplemental
      Payments                    0       0       0       0       0       0       0       0       0       0       0       0       0
4  Investment Income                                                                                                              0
5  Other Revenue                                                                                                                  0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
6  Total Revenues                 0       0       0       0       0       0       0       0       0       0       0       0       0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   Medical Expenses:
   Capitated Services:
7  Single Service                 0       0       0       0       0       0       0       0       0       0       0       0       0
8  Delegated Networks             0       0       0       0       0       0       0       0       0       0       0       0       0
9  Fee-For-Service                0       0       0       0       0       0       0       0       0       0       0       0       0
10 IBNR Accrual                   0       0       0       0       0       0       0       0       0       0       0       0       0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

11 Total Medical Expenses         0       0       0       0       0       0       0       0       0       0       0       0       0
12 Total Administrative
      Expenses                    0       0       0       0       0       0       0       0       0       0       0       0       0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
13 Total Expenses                 0       0       0       0       0       0       0       0       0       0       0       0       0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

14 Net Income Before Taxes        0       0       0       0       0       0       0       0       0       0       0       0       0
                            ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

15 % of Medical Exp to
      Premiums + DSP        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
16 % of Administrative
      Exp to Premiums + DSP #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
17 % of Net Income to
      Total Revenues        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
18 Performance Assessment
19 Quality Challenge Award
20 Liquidated Damages

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                  STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 2: STATISTICAL SUMMARY, ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:          Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------         ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 1 TOTAL MEMBER MONTHS

   $PMPM:                      0       0       0       0       0       0       0       0       0       0       0       0       0
 2 Premiums (Excludes
      Disabled/Blind)    #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
 3 Medical Expenses
      (Excludes
      Deliveries)        #DlV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
 4 Premiums > Medical
      Expenses           #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
 5 Delivery Supplemental
      Payments (DSP)     #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DlV/0! #DIV/0! #DIV/0!
 6 Delivery Expenses     #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
 7    DSPs > Delivery
      Expenses           #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DlV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
 8 Average Cost per
      Delivery           #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!

   RATIOS:
   Medical Loss Ratios
      (MLR):
 9 MLR Excluding
      Deliveries         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
10 Deliveries Only       #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
11 MLR Including
      Deliveries         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
12 Paid Medical Expenses
      Completion Factors #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                  STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 3: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - PREMIUMS AND ENROLLMENT

INCURRED MONTHS:             Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
PREMIUMS (HHSC CAPITATION):
 1 TANF Children                  0       0       0       0       0       0       0       0       0       0       0       0       0
 2 TANF Children<12 Months
      of Age                      0       0       0       0       0       0       0       0       0       0       0       0       0
 3 TANF Adult                     0       0       0       0       0       0       0       0       0       0       0       0       0
 4 Pregnant Women                 0       0       0       0       0       0       0       0       0       0       0       0       0
 5 Newborns                       0       0       0       0       0       0       0       0       0       0       0       0       0
 6 Expansion Children             0       0       0       0       0       0       0       0       0       0       0       0       0
 7 Expansion Children<12
      Months of Age               0       0       0       0       0       0       0       0       0       0       0       0       0
 8 Federal Mandate Children       0       0       0       0       0       0       0       0       0       0       0       0       0
 9 Disabled/Blind
   Administration                 0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------ ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
10    Total Premiums (HHSC
      Capitation)                 0       0       0       0       0       0       0       0       0       0       0       0       0
                             ====== ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   PREMIUM SPMPM (HHSC
   CAPITATION):
11 TANF Children                                                                                                            #DIV/0!
12 TANF Children<12 Months
      of Age                                                                                                                #DIV/0!
13 TANF Adult                                                                                                               #DIV/0!
14 Pregnant Women                                                                                                           #DIV/0!
15 Newborns                                                                                                                 #DIV/0!
16 Expansion Children                                                                                                       #DIV/0!
17 Expansion Children<12
      Months of Age                                                                                                         #DIV/0!
18 Federal Mandate Children                                                                                                 #DIV/0!
19 Disabled/Blind
      Administration                                                                                                        #DIV/0!
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
20    Total Premium $PMPM   #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #D1V/O! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
21    Total Premium $PMPM
      (Excl. Disabled/Blind #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #D1V/O! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                            ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   MEMBER MONTHS:
22 TANF Children                                                                                                                  0
23 TANF Children<12 Months
      of Age                                                                                                                      0
24 TANF Adult                                                                                                                     0
25 Pregnant Women                                                                                                                 0
26 Newborns                                                                                                                       0
27 Expansion Children                                                                                                             0
28 Expansion Children<12
      Months of Age                                                                                                               0
29 Federal Mandate Children                                                                                                       0
30 Disabled/Blind
      Administration                                                                                                              0
                            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
31    Total Member Months         0       0       0       0       0       0       0       0       0       0       0       0       0
                            ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                  STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 3.1: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - TOTAL MEDICAL EXPENSE AND MEDICAL LOSS RATIO

INCURRED MONTHS:              Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   TOTAL MEDICAL EXPENSE:
32 TANF Children                   0       0       0       0       0       0       0       0       0       0       0       0       0
33 TANF Children<12 Months
      of Age                       0       0       0       0       0       0       0       0       0       0       0       0       0
34 TANF Adult                      0       0       0       0       0       0       0       0       0       0       0       0       0
35 Pregnant Women                  0       0       0       0       0       0       0       0       0       0       0       0       0
36 Newborns                        0       0       0       0       0       0       0       0       0       0       0       0       0
37 Expansion Children              0       0       0       0       0       0       0       0       0       0       0       0       0
38 Expansion Children<12
      Months of Age                0       0       0       0       0       0       0       0       0       0       0       0       0
39 Federal Mandate Children
      Rounding/Adjustment
      Input                        0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
40    Total Medical Expense        0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   TOTAL MEDICAL EXPENSE
      $PMPM:
41 TANF Children             #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
42 TANF Children<12 Months
      of Age                 #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
43 TANF Adult                #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
44 Pregnant Women            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
45 Newborns                  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
46 Expansion Children        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
47 Expansion Children<12
      Months of Age          #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
48 Federal Mandate Children  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
49    Total Medical Expense
      $PMPM                  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   MEDICAL LOSS RATIOS:
50 TANF Children             #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
51 TANF Children<12 Months
      of Age                 #DIV/0! #DlV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
52 TANF Adult                #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
53 Pregnant Women            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
54 Newborns                  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV0! #DIV/0!
55 Expansion Children        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
56 Expansion Children<12
      Months of Age          #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
57 Federal Mandate Children  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
58    Total Medical Loss
      Ratio                  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                  STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 3.2: TOTAL MEDICAL EXPENSES INPUT WORKSHEET - BY COVERAGE GROUPS

INCURRED MONTHS:             Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 YTD
----------------             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
   PAID CLAIMS INPUT (HMO
   ONLY):
32 TANF Children                                                                                                   0
33 TANF Children<12 Months
      of Age                                                                                                       0
34 TANF Adult                                                                                                      0
35 Pregnant Women                                                                                                  0
36 Newborns                                                                                                        0
37 Expansion Children                                                                                              0
38 Expansion Children<12
      Months of Age                                                                                                0
39 Federal Mandate Children                                                                                        0
                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
40    Total Paid Claims
      Input                       0      0      0      0      0      0      0      0      0      0      0      0   0
                             ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===

   PAID SINGLE SERVICE
   CAPITATION AND DELEGATED
   NETWORK INPUT (MCO ONLY):
32 TANF Children                                                                                                   0
33 TANF Children<12 Months
      of Age                                                                                                       0
34 TANF Adult                                                                                                      0
35 Pregnant Women                                                                                                  0
36 Newborns                                                                                                        0
37 Expansion Children                                                                                              0
38 Expansion Children<12
      Months of Age                                                                                                0
39 Federal Mandate Children                                                                                        0
                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
40    Total Paid Capitation
      Input                       0      0      0      0      0      0      0      0      0      0      0      0   0
                             ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===

   PAID REINSURANCE
   PREMIUMS. NET OF
   REINSURANCE RECOVERIES
   INPUT (HMO ONLY):
32 TANF Children                                                                                                   0
33 TANF Children< 12 Months
      of Age                                                                                                       0
34 TANF Adult                                                                                                      0
35 Pregnant Women                                                                                                  0
36 Newborns                                                                                                        0
37 Expansion Children                                                                                              0
38 Expansion Children<12
      Months of Age                                                                                                0
39 Federal Mandate Children                                                                                        0
                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
40    Total Net Reinsurance
      Input                       0      0      0      0      0      0      0      0      0      0      0      0   0
                             ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===

   IBNR INPUT (MCO ONLY):
32 TANF Children                                                                                                   0
33 TANF Children<12 Months
      of Age                                                                                                       0
34 TANF Adult                                                                                                      0
35 Pregnant Women                                                                                                  0
36 Newborns                                                                                                        0
37 Expansion Children                                                                                              0
38 Expansion Children<12
      Months of Age                                                                                                0
39 Federal Mandate Children                                                                                        0
                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
40    Total IBNR                  0      0      0      0      0      0      0      0      0      0      0      0   0
                             ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                 STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 3.3: FINANCIAL SUMMARIES. BY COVERAGE GROUPS - DELIVERY SUPPLEMENTAL PAYMENTS AND DELIVERY EXPENSES

INCURRED MONTHS:              Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 1 CONTRACTED DSP AMOUNT
   DELIVERY SUPPLEMENTAL
   PAVMENTS ($):
 2 DSPs Received by MCO            0       0       0       0       0       0       0       0       0       0       0       0       0
 3 Incurred But DSP Not
   Received                        0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 4 Total DSPs ($)                  0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   NUMBER OF DELIVERIES
 5 TANF Children                                                                                                                   0
 6 TANF Adult                                                                                                                      0
 7 Pregnant Women                                                                                                                  0
 8 Expansion Children                                                                                                              0
 9 Federal Mandate Children                                                                                                        0
10 Incurred But DSP Not
   Received                                                                                                                        0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
11 Total Number of
   Deliveries                      0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   DSP $PMPM:
12 TANF Children             #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
13 TANF Adult                #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
14 Pregnant Women            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
15 Expansion Children        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
16 Federal Mandate Children  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
17 Incurred But DSP Not
   Received                  #DIV/0! #DIV/0! #DIV70! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
18    Total DSP $PMPM        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   NUMBER OF DELIVERIES
   INCURRED (#):
19 Paid Claims                     0       0       0       0       0       0       0       0       0       0       0       0       0
20 Incurred But Not Paid           0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
21 Total Number of
   Deliveries Incurred             0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   DELIVERY EXPENSES ($):
22 Paid Claims                     0       0       0       0       0       0       0       0       0       0       0       0       0
23 Incurred But Not Paid                                                                                                           0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
24    Total Delivery
      Expenses                     0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   AVERAGE COST PER DELIVERY
   ($):
25 Paid Claims               #DIV/0! #DIV/0! #DlV/0! #DlV/0! #DIV/0! #DlV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
26 Incurred But Not Paid     #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DlV/0!
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
27    Average Cost per
      Delivery               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                 STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:             0
SERVICE AREA:             0
SUBMISSION DATE:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 4: TOTAL MEDICAL EXPENSES. ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:                            Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 YTD
----------------                            ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
   Physician Services:
1     Primary Care                                                                                                                0
2     Specialist                                                                                                                  0
3     Deliveries - Professional Component                                                                                         0
4  Non-Physician Professional Services                                                                                            0
5  Emergency Room Services                                                                                                        0
6  Outpatient Facility Services                                                                                                   0

   Inpatient Facility Services:
7     Medical/Surgical                                                                                                            0
8     Deliveries - Facility Component                                                                                             0
9  Behavioral Health Services                                                                                                     0
10 Other Medical Expenses                                                                                                         0
11 Reinsurance Premiums                                                                                                           0
12 Reinsurance Recoveries                                                                                                         0
13 Incurred But Not Reported                                                                                                      0
14 Incentives and/or Network Risk Retention                                                                                       0
                                              ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---  ---
15    Total Medical Expenses                    0      0      0      0      0      0      0      0      0      0      0      0    0
                                              ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===  ===

   Included in Total Medical Above:
16    Total Single Service Capitation                                                                                             0
17    Total Delegated Networks                                                                                                    0
                                              ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---  ---
18    Total Delivery Expenses                   0      0      0      0      0      0      0      0      0      0      0      0    0
                                              ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===  ===

19    Total Related Party Expenses                                                                                                0

   Not Included in Total Medical Above:
20 Total Value Added Services                                                                                                     0

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.

                                   APPENDIX I:
                 STAR HMO PROGRAM FINANCIAL-STATISTICAL REPORT

Organization:             0
Service Area:             0
SUBMISSION Date:   01/00/00
SUBMISSION TYPE:          0
ACCRUAL DATE:      01/00/00

PART 5: TOTAL ADMINISTRATIVE EXPENSES. ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:                             Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 YTD
----------------                             ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
1  Salaries, Wages, and Other Benefits                                                                                             0
2  Employee Bonuses and Commissions                                                                                                0
3  Payroll Taxes                                                                                                                   0
4  Legal Fees and Expenses                                                                                                         0
5  Auditing, Actuarial, and Other Consulting                                                                                       0
6  Travel Expenses                                                                                                                 0
7  Marketing and Advertising                                                                                                       0
8  Postage, Express, and Telephone                                                                                                 0
9  Printing and Office Supplies                                                                                                    0
10 Space Rental                                                                                                                    0
11 Utilities and Maintenance                                                                                                       0
12 Building Depreciation                                                                                                           0
13 Equipment Depreciation                                                                                                          0
14 Equipment Rental                                                                                                                0
15 Outsourced Services (EDP, Claims, etc.)                                                                                         0
16 Insurance, Except on Real Estate                                                                                                0
17 Premium Tax                                                                                                                     0
18 Regulatory Authority Licenses and Fees                                                                                          0
19 Affiliated Company Allocations/Charges                                                                                          0
20 Other Administrative Expenses                                                                                                   0
                                               ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---  ---
21 Total Administrative Expenses                 0      0      0      0      0      0      0      0      0      0      0      0    0
                                               ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===  ===
   Included in Total Administrative Above:
22    Total Management Fees                                                                                                        0
                                                                                                                                 ---
23    Total Related Party Expenses                                                                                                 0
                                                                                                                                 ---
24    Total Administrative Expenses Accrual                                                                                        0
                                                                                                                                 ---
   Not Included in Total Administrative
   Above:
25    Allowable Pre-implementation Costs                                                                                           0
                                                                                                                                 ---

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.